                                                                   Exhibit 10.26

                               BUSINESS@WEB, INC.

                           STOCK REPURCHASE AGREEMENT

     AGREEMENT, made as of the 4th day of April 1996, between Business@Web, Inc., a Delaware corporation (the "Company") and James G. Nondorf (the "Seller").

     WHEREAS, the Seller is willing to sell to the Company, and the Company desires to repurchase from the Seller and retire, One Hundred Thousand (100,000) shares (the "Shares") of the common stock of the Company currently held by the Seller;

     ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

     1.  Sale of Capital Stock.  The Seller hereby agrees to sell to the
         ---------------------
Company, and the Company hereby agrees to repurchase from the Seller, all of the Shares. The Company hereby acknowledges that the Shares do not represent the entire equity interest of the Seller in the Company and agrees that the transactions contemplated by this Agreement will not affect the Seller's interest in any other security of the Company held by the Seller.

     2.  Purchase Price.  The repurchase price for the Shares is Five Dollars
         --------------
($5.00) per share, for an aggregate purchase price of Five Hundred Thousand Dollars ($500,000) (the "Purchase Price"). The Purchase Price shall be paid in full, against delivery by the Seller to the Buyer of a certificate or certificates representing the Shares, accompanied by stock powers in form sufficient to permit transfer and/or cancellation of the Shares.

     3.  Representations and Warranties of the Seller.  The Seller represents
         --------------------------------------------
and warrants to the Company as follows:

         (a) Capital Stock.  The Seller is the lawful owner of the Shares, and
             -------------
the Seller has the full power and authority to sell such Shares, free and clear of any liens or encumbrances whatsoever. All of the Shares have been, to the best knowledge of the Seller, validly issued and are fully paid and nonassessable; and no person has any present or future right (conditional, preemptive or otherwise) to acquire any of the Shares.

         (b) No Breach or Conflict.  The sale of the Shares contemplated by this
             ---------------------
Agreement does not conflict with, or result in a breach of, or a default under, or give rise to a right of acceleration under, any agreement or instrument to which the Seller is a party.

         (c) Truth and Completeness of Representations and Warranties.  None of
             --------------------------------------------------------
the information contained in the representations and warranties of the Seller set forth in this Agreement contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     4.  Representations, Warranties and Agreements of the Company.  The Company
         ---------------------------------------------------------
represents and warrants to the Seller, and agrees with the Seller, as follows:

         (a) Authorization of Repurchase.  The repurchase of the Shares
             ---------------------------
pursuant to this Agreement has been authorized by all necessary consents of the Board of Directors and shareholders of the Company. The consummation of the transactions contemplated hereby will not constitute a breach of, or give rise to any liability of the Company under, the Company's Restated Certificate of Incorporation or By-Laws or any agreement to which the Company is a party or by which the Company or any of its assets is bound.

         (b) Waiver.  The Company acknowledges that the Seller holds, or has the
             ------
right to acquire pursuant to a certain Stock Option Agreement, 100,000 shares of the Company's Common Stock and the Company understands that the Seller proposes to sell such shares in a private transaction to Klaus Besier. The Company hereby consents to such sale and waives its rights of first refusal with respect to such proposed sale.

     5.  Successors and Assigns.  This Agreement shall be binding upon and shall
         ----------------------
inure to the benefit of the undersigned parties and their respective heirs, personal representatives, successors and assigns.

     6.  Entire Agreement and Amendments.  This documents represents the entire
         -------------------------------
agreement of the parties with respect to the subject matter hereof, and no other agreement with respect thereto, including any prior written or oral representation or understanding of the parties, shall have any further force or effect. The Company and the Seller each represents and warrants to the other that, in entering this Agreement,it or he has relied on no statements, representations, inducements or promises made by such other party except as are expressly set forth in this Agreement. This Agreement may be modified only by a subsequent writing signed by both parties to this Agreement.

     7.  Governing Law.  This Agreement shall be governed by, and construed in
         -------------
accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                        THE COMPANY:


                                        BUSINESS@WEB, INC.



                                    By:  /s/ Klaus Besier
                                        ---------------------------------


                                        THE SELLER:


                                         /s/ James G. Nondorf
                                        _________________________________
                                        James G. Nondorf


PABOS:WEK:248604_1


                                      -3-